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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):             December 12, 2000





                            FIELDWORKS, INCORPORATED
             (Exact name of registrant as specified in its charter)





         Minnesota               000-22221                 41-1731723
(State or other jurisdiction    (Commission             (I.R.S. Employer
       of incorporation)        File Number)           Identification No.)






                               7631 Anagram Drive
                          Eden Prairie, Minnesota 55344
                    (Address of principal executive offices)
                                   (Zip Code)


                                 (952) 974-7000
              (Registrant's telephone number, including area code)



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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         See Exhibit 99.1.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

a)       Exhibits

         Exhibit 99.1 Press Release by the Company, "FieldWorks Closes Strategic Equity Partnership with Kontron Embedded Computers AG," dated December 7, 2000 (filed herewith)


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      FIELDWORKS, INCORPORATED


Date: December 12, 2000               /s/ Thomas Sparrvik
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                                      Thomas Sparrvik, Chief Executive Officer
                                      (as authorized officer)


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